4. Related Party Transactions Disclosure	6 Months Ended
Jun. 30, 2013
Notes
4. Related Party Transactions Disclosure

4.                   Related Party Transactions

On March 4, 2013, we entered into an employment agreement with Robert DeAngelis, our Chief Executive Officer.  The employment agreement is for a period of three years and can be cancelled upon written notice by either employee or employer (if certain employee acts of misconduct are committed).  The total minimum aggregate annual amount due under the employment agreement is approximately $60,000 plus bonuses.

The majority shareholder has advanced funds or deferred contractual salaries since inception, for the purpose of financing working capital and product development.  Advances and deferrals amounted to $148,326 and $188,796 as of June 30, 2013 and December 31, 2012, respectively.  There are no repayment terms to these advances and deferrals.  In the absence of a formal agreement or stated interest rate, the Company is accruing interest at a minimal variable rate, currently 2%. Management will periodically adjust this rate following guidelines of applicable federal rates.

The controlling shareholder has pledged his support to fund continuing operations; however there is no written commitment to this effect.  The Company is dependent upon the continued support of this shareholder.

The Company has minimal needs for facilities and operates from office space provided by the majority shareholder.  There are no lease terms.  Rent has been calculated based on the limited needs at a fair market value of the space provided.  Rent expense was $300,  $300, $600, and $600 for the three and six month periods ended June 30, 2013 and 2012, respectively.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.